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                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY

                                 PNC BANK CORP.
        DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN - 6,000,000 SHARES

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Melanie S. Cibik and Steven L. Kaplan, or each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, a Registration Statement on Form S-3 (or other appropriate form) for the registration under the Securities Act of 1933, as amended, of 6,000,000 shares of the Corporation's Common Stock, par value $5.00 per share, to be issued in connection with the Corporation's Dividend Reinvestment and Stock Purchase Plan adopted by the Corporation's Board of Directors, as amended, and to execute in such person's name, place and stead any and all amendments to said Registration Statement.

And such persons hereby ratify and confirm all that said attorney or attorney-in-fact, or any substitute, shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this December 30, 1996.

Name/Signature                                              Capacity
--------------                                              --------
/s/ THOMAS H. O'BRIEN                                        Chairman, Chief Executive Officer
---------------------------------                            and Director
Thomas H. O'Brien


/s/ PAUL W. CHELLGREN                                        Director
-----------------------------------
Paul W. Chellgren


                                                             Director
-----------------------------------------
Robert N. Clay


/s/ GEORGE A. DAVIDSON, JR.                                  Director
---------------------------------
George A. Davidson, Jr.


/s/ DAVID F. GIRARD-DICARLO                                  Director
-----------------------------------
David F. Girard-diCarlo


/s/ DIANNA L. GREEN                                          Director
-----------------------------------
Dianna L. Green


/s/ C. G. GREFENSTETTE                                       Director
------------------------------------
C. G. Grefenstette


/s/ ARTHUR J. KANIA                                          Director
-------------------------------------
Arthur J. Kania


/s/ BRUCE LINDSAY                                            Director
-------------------------------------
Bruce Lindsay


/s/ THOMAS MARSHALL                                          Director
----------------------------------
Thomas Marshall


/s/ W. CRAIG MCCLELLAND                                      Director
---------------------------------
W. Craig McClelland


/s/ DONALD I. MORITZ                                         Director
-----------------------------------
Donald I. Moritz


/s/ JACKSON H. RANDOLPH                                      Director
---------------------------------
Jackson H. Randolph


/s/ JAMES E. ROHR                                            President and Director
------------------------------------
James E. Rohr


/s/ RODERIC H. ROSS                                          Director
------------------------------------
Roderic H. Ross


/s/ VINCENT A. SARNI                                         Director
------------------------------------
Vincent A. Sarni


/s/ GARRY J. SCHEURING                                       Vice Chairman and Director
------------------------------------
Garry J. Scheuring


                             Power of Attorney - 2


/s/ RICHARD P. SIMMONS                                       Director
----------------------------------
Richard P. Simmons


/s/ THOMAS J. USHER                                          Director
-----------------------------------
Thomas J. Usher


/s/ MILTON A. WASHINGTON                                     Director
----------------------------------
Milton A. Washington


/s/ HELGE H. WEHMEIER                                        Director
---------------------------------
Helge H. Wehmeier


                             Power of Attorney - 3